Exhibit 10.13

Confidential

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of January __, 2022 by and among ASP Isotopes Inc., a Delaware corporation (the “Company”), and Dr Einar Ronander and Dr Hendrik Johannes Strydom (each, an “Indemnitee”; and collectively, the “Indemnitees”).

WITNESSETH THAT:

WHEREAS, the Company is the sole shareholder of PDS-Photonica Holdings (Guernsey) Limited, a Guernsey company, which in turn is the sole shareholder of PDS Photonica Holdings South Africa Proprietary Limited, a South Africa company (“PDS South Africa”);

WHEREAS, as a material inducement to Company to enter into this Agreement, and simultaneously with, the execution of this Agreement, each Indemnitee is entering into a consulting agreement (collectively, the “Consulting Agreements”), pursuant to which the Indemnitees have agreed, among other things, to perform the services set forth therein for the Company;

WHEREAS, each Indemnitee is a shareholder, director, officer or employee of Isotope Separation Technologies Holdings Proprietary Limited (Registration Number 2007/028716/07) (“IST”), which is the largest shareholder of Klydon Proprietary Limited, a South Africa company (“Klydon”);

WHEREAS, IST, the Indemnitees, Klydon and IST International Holdings Ltd (BVI Company Number 1433883) (“IST BVI”) are parties to an agreement dated May 15, 2012 (the “IST BVI Agreement”); and

WHEREAS, the Board of Directors of the Company has determined that it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify the Indemnitees as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Indemnity of Indemnitees. Subject to the terms and conditions set forth in Section 2, the Company, on behalf of itself and PDS South Africa (collectively, the “Indemnifying Party”), hereby agrees to indemnify, hold harmless, and defend the Indemnitees against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including professional fees and reasonable attorneys’ fees, that are incurred by the Indemnitees (collectively, “Losses”), arising out of any claim by IST BVI related to the IST BVI Agreement.

2. Exceptions and Limitations on Indemnification.

(a) Exceptions. Notwithstanding anything to the contrary in this Agreement, Indemnifying Party is not obligated to indemnify, hold harmless, or defend any Indemnitee against any IDC claim (whether direct or indirect) if (1) such claim or corresponding Losses arise out of or result from, in whole or in part, such Indemnitee’s gross negligence or more culpable act or omission or (2) such Indemnitee is in material breach of his obligations hereunder.

(b) Maximum Aggregate Liability. Indemnifying Party is not obligated to reimburse the Indemnitees under this Agreement for any Losses that exceed, in the aggregate, USD 3,200,000.

(c) Payment Adjustments for Insurance Proceeds. Payments by Indemnifying Party under this Agreement in respect of any Losses are limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution, or other similar payment actually received by any Indemnitee in respect of any such indemnity claim, less any related costs and expenses, including the aggregate cost of pursuing any related insurance claims and any related increases in insurance premiums or other charge-backs. Promptly after the realization of any insurance proceeds, indemnity, contribution, or other similar payment, each Indemnitee shall reimburse Indemnifying Party for such reduction in Losses for which such Indemnitee was paid under this Agreement before the realization of reduction of such Losses.

3. Indemnifying Party Control of Defense. Indemnifying Party may assume, at its sole option, control of the defense, appeal, or settlement of any IDC claim that is reasonably likely to give rise to an indemnification claim under this Agreement (an “Indemnified Claim”) by sending written notice of the assumption to Indemnitees to acknowledge responsibility for the defense of such Indemnified Claim and undertake, conduct, and control, through reputable independent counsel of its own choosing and at Indemnifying Party’s sole cost and expense, the settlement or defense thereof.

4. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Without limiting the generality of the foregoing, this Agreement is intended to confer upon the Indemnitees indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.

5. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

6. Notice By Indemnitees. Each Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification covered hereunder.

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7. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent:

(a) To each Indemnitee at the address or email address set forth below such Indemnitee’s signature hereto.

(b) To the Company at the company’s then-current principal place of business, attention: Chief Executive Officer.

or to such other address as may have been furnished to the Indemnitees by the Company or to the Company by any Indemnitee, as the case may be.

8. Agreement to Remain Confidential. Except for such disclosure as is necessary, in the opinion of a party’s counsel, to not to be in violation of any applicable law, regulation, order, or other similar requirement of any governmental, regulatory, or supervisory authority, the parties shall not, and shall not permit any of their agents or representatives to, without the prior written consent of the other party, disclose to any person or entity: (a) the existence or contents of this Agreement or the Consulting Agreements; (b) the fact that discussions, or negotiations are taking or have taken place between the parties, including the status thereof; or (c) any terms, conditions, or other matters agreed between the parties.

9. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

11. Governing Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

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IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

COMPANY:

ASP Isotopes Inc.

By:	/s/ Paul Mann
Name:	Paul Mann
Title:	Chief Executive Officer

INDEMNITEES:

/s/ Einar Ronander
Name:	Dr Einar Ronander

Address:	Building 46, CSIR Campus
Meiring Naude Road
Brummeria, Pretori, 0184

Email:	einar.ronander@klydon.co.za

/s/ Hendrik Johannes Strydom
Name:	Dr Hendrik Johannes Strydom

Address:	Building 46, CSIR Campus
Meiring Naude Road
Brummeria, Pretori, 0184

Email:	hendrik.strydom@klydon.co.za

Signature Page to Indemnification Agreement

ASP Isotopes Inc.
433 Plaza Real, Suite 275
Boca Raton, FL 33432

January 21, 2022

Prof. Einar Ronander
CSIR Campus, Building 46 Meiring Naude Rd,
Brummeria, Pretoria, South Africa

Dear Prof. Ronander,

This letter agreement (this “Agreement”) sets forth the terms and conditions whereby you agree to provide certain services (as described in Schedule 1) to ASP Isotopes Inc., a Delaware corporation (the “Company”).

1. SERVICES.

1.1 The Company hereby engages you, and you hereby accept such engagement, as an independent contractor to provide certain services to the Company on the terms and conditions set forth in this Agreement.

1.2 You shall provide to the Company the services set forth in Schedule 1 (the “Services”).

1.3 The Company does not and shall not control or direct the manner or means by which you perform the Services.

1.4 As set forth in Schedule 1, the Company shall provide you with access to its premises, materials, information, and systems to the extent necessary for the performance of the Services. Unless otherwise specified in Schedule 1, you shall furnish, at your own expense, the materials, equipment, and other resources necessary to perform the Services.

1.5 You shall comply with all rules and procedures communicated to you in writing by the Company, including those related to safety, security, and confidentiality.

2. TERM. The term of this Agreement shall commence as of the date set forth above and shall continue until the Services are completed, unless earlier terminated in accordance with Section 8 (the “Term”). Any extension of the Term will be subject to mutual written agreement between you and the Company (referred to collectively as the “Parties”).

3. FEES AND EXPENSES.

3.1 As full compensation for the Services and the rights granted to the Company in this Agreement, the Company shall pay you a fee (the “Fees”) set forth in Schedule 1.

3.2 All travel should be approved by the Company prior to booking.

3.3 The Company shall pay all undisputed Fees within 30 calendar days after the Company’s receipt of an invoice submitted by you in accordance with the payment schedule set forth in Schedule 1.

4. RELATIONSHIP OF THE PARTIES AND COMPLIANCE MATTERS.

4.1 You are an independent contractor of the Company, and this Agreement shall not be construed to create any association, partnership, joint venture, employment, or agency relationship between you and the Company for any purpose. You have no authority (and shall not hold yourself out as having authority) to bind the Company and you shall not make any agreements or representations on the Company’s behalf without the Company’s prior written consent.

4.2 Without limiting Section 4.1, you will not be eligible to participate in any vacation, group medical or life insurance, disability, profit sharing or retirement benefits, or any other fringe benefits or benefit plans offered by the Company to its employees, and the Company will not be responsible for withholding or paying any income, payroll, Social Security, or other federal, state, or local taxes, making any insurance contributions, including for unemployment or disability, or obtaining workers’ compensation insurance on your behalf. You shall be responsible for, and shall indemnify the Company against, all such taxes or contributions, including penalties and interest. Any persons employed or engaged by you in connection with the performance of the Services shall be your employees or contractors and you shall be fully responsible for them and indemnify the Company against any claims made by or on behalf of any such employee or contractor.

4.3 The parties hereto acknowledge and agree that certain regulatory approvals, permits, licenses, authorizations, registrations, certificates, consents, orders, variances and similar rights (collectively, “Permits”) are required for various matters addressed by this Agreement, including work with nuclear proliferation technology or in the field of “dual-use” technology as defined by IAEA, transfer of technology, personnel having access to technology, and the transmission and storage of documents. Notwithstanding any other provision in this Contract to the contrary, in the event of any express conflict or inconsistency between a covenant or agreement in this Agreement and any requirement of applicable law (including requirements of the Treaty on the Non-Proliferation of Nuclear Weapons (NPT), the International Atomic Energy Agency (IAEA) and the Nuclear Suppliers Group (NSG), as well as the procedures and requirements of the Non-Proliferation of Weapons of Mass Destruction (NPC)), the requirements of such applicable law will control. The Company shall work with Consultant to obtain, at the Company’s expense, all relevant Permits in the United States, South Africa and other jurisdictions worldwide.

5. INTELLECTUAL PROPERTY RIGHTS.

5.1 You hereby irrevocably assign to the Company, for no additional consideration, your entire right, title, and interest throughout the world in and to all results and proceeds of the Services performed under this Agreement, including but not limited to the deliverables set out in Schedule 1 (collectively, the “Deliverables”) and all other writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the Services or other work performed in connection with the Services or this Agreement (collectively, and including the Deliverables, “Work Product”) including all patents, copyrights, trademarks (together with the goodwill symbolized thereby), trade secrets, know-how, and other confidential or proprietary information, and other intellectual property rights (collectively “Intellectual Property Rights”) therein, including the right to sue for past, present, and future infringement, misappropriation, or dilution thereof. For the sake of clarity, the territory described in this Section 5.1 as “throughout the world” is subject to and limited by any requirement of applicable law (as described in Section 4.3).

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5.2 To the extent any copyrights are assigned under this Section 5, you hereby irrevocably waive in favor of the Company, to the extent permitted by applicable law, any and all claims you may now or hereafter have in any jurisdiction to all rights of paternity or attribution, integrity, disclosure, and withdrawal and any other rights that may be known as “moral rights” in relation to all Work Product to which the assigned copyrights apply.

5.3 You shall make full and prompt written disclosure to the Company of any inventions or processes, as such terms are defined in 35 U.S.C. § 100, that constitute Work Product, whether or not such inventions or processes are patentable or protected as trade secrets. You shall not disclose to any third party the nature or details of any such inventions or processes without the prior written consent of the Company. Any patent application for or application for registration of any Intellectual Property Rights in any Work Product that you may file during the Term or at any time thereafter will belong to the Company, and you hereby irrevocably assign to the Company, for no additional consideration, your entire right, title, and interest in and to such application, all Intellectual Property Rights disclosed or claimed therein, and any patent or registration issuing or resulting therefrom.

5.4 Upon the request of the Company, during and after the Term, you shall promptly take such further actions, including execution and delivery of all appropriate instruments of conveyance, and provide such further cooperation, as may be necessary to assist the Company to apply for, prosecute, register, maintain, perfect, record, or enforce its rights in any Work Product and all Intellectual Property Rights therein. In the event the Company is unable, after reasonable effort, to obtain your signature on any such documents, you hereby irrevocably designate and appoint the Company as your agent and attorney-in-fact, to act for and on your behalf solely to execute and file any such application or other document and do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, or other intellectual property protection related to the Work Product with the same legal force and effect as if you had executed them. You agree that this power of attorney is coupled with an interest.

5.5 Notwithstanding Section 5.1, to the extent that any of your pre-existing materials are incorporated in or combined with any Deliverable or otherwise necessary for the use or exploitation of any Work Product, you hereby grant to the Company an irrevocable, worldwide, perpetual, royalty-free, non-exclusive license to use, publish, reproduce, perform, display, distribute, modify, prepare derivative works based upon, make, have made, sell, offer to sell, import, and otherwise exploit such preexisting materials and derivative works thereof. The Company may assign, transfer, and sublicense (through multiple tiers) such rights to others without your approval. For the sake of clarity, the obligations described in this Section 5.5 are subject to and limited by any requirement of applicable law (as described in Section 4.3).

5.6 As between you and the Company, the Company is, and will remain, the sole and exclusive owner of all right, title, and interest in and to any documents, specifications, data, know-how, methodologies, software, and other materials provided to you by the Company (“Company Materials”), and all Intellectual Property Rights therein. You have no right or license to reproduce or use any Company Materials except solely during the Term to the extent necessary to perform your obligations under this Agreement. All other rights in and to the Company Materials are expressly reserved by the Company. You have no right or license to use the Company’s trademarks, service marks, trade names, logos, symbols, or brand names.

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5.7 You shall require each of your employees and contractors to execute written agreements containing obligations of confidentiality and non-use and assignment of inventions and other work product consistent with the provisions of this Section 5 prior to such employee or contractor providing any Services under this Agreement.

6. CONFIDENTIALITY.

6.1 You acknowledge that you will have access to information that is treated as confidential and proprietary by the Company including without limitation the existence and terms of this Agreement, trade secrets, technology, and information pertaining to business operations and strategies, customers or anticipated customers, pricing, marketing, finances, sourcing, personnel, or operations of the Company, its affiliates, or their suppliers or customers anticipated suppliers or anticipated customers, in each case whether spoken, written, printed, electronic, or in any other form or medium (collectively, the “Confidential Information”). Any Confidential Information that you access or develop in connection with the Services, including but not limited to any Work Product, shall be subject to the terms and conditions of this clause. You agree to treat all Confidential Information as strictly confidential, not to disclose Confidential Information or permit it to be disclosed, in whole or part, to any third party without the prior written consent of the Company in each instance, and not to use any Confidential Information for any purpose except as required in the performance of the Services. You shall notify the Company immediately in the event you become aware of any loss or disclosure of any Confidential Information.

6.2 Confidential Information shall not include information that:

(a) is or becomes generally available to the public other than through your breach of this Agreement; or

(b) is communicated to you by a third party that had no confidentiality obligations with respect to such information.

6.3 Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. You agree to provide written notice of any such order to an authorized officer of the Company within 24 hours of receiving such order, but in any event sufficiently in advance of making any disclosure to permit the Company to contest the order or seek confidentiality protections, as determined in the Company’s sole discretion.

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6.4 Notice of Immunity Under the Defend Trade Secrets Act of 2016 (“DTSA”). Notwithstanding any other provision of this Agreement:

(a) You will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that:

(i) is made: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or

(ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(b) If you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the Company’s trade secrets to your attorney and use the trade secret information in the court proceeding if you:

(i) file any document containing the trade secret under seal; and

(ii) do not disclose the trade secret, except pursuant to court order.

7. REPRESENTATIONS AND WARRANTIES.

7.1 You represent and warrant to the Company that:

(a) you have the right to enter into this Agreement, to grant the rights granted herein, and to perform fully all of your obligations in this Agreement;

(b) your entering into this Agreement with the Company and your performance of the Services do not and will not conflict with or result in any breach or default under any other agreement to which you are subject;

(c) you have the required skill, experience, and qualifications to perform the Services, you shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services, and you shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner;

(d) you shall perform the Services in compliance with all applicable federal, state, and local laws and regulations, including by maintaining all licenses, permits, and registrations required to perform the Services;

(e) the Company will receive good and valid title to all Work Product, free and clear of all encumbrances and liens of any kind; and

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(f) all Work Product is and shall be your original work (except for material in the public domain or provided by the Company) and does not and will not violate or infringe upon the intellectual property right or any other right whatsoever of any person, firm, corporation, or other entity.

7.2 The Company hereby represents warrants and covenants to you that:

(a) it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder; and

(b) the execution of this Agreement by its representative whose signature is set forth at the end of this Agreement has been duly authorized by all necessary corporate action; and

(c) it shall provide Consultant with copies of all Permits required to be obtained by the Company pursuant to Section 4.3.

8. TERMINATION.

8.1 You or the Company may terminate this Agreement without cause upon 30 calendar days’ written notice to the other party to this Agreement. In the event of termination pursuant to this clause, the Company shall pay you on a pro-rata basis any Fees then due and payable for any Services completed up to and including the date of such termination.

8.2 You or the Company may terminate this Agreement, effective immediately upon written notice to the other party to this Agreement, if the other party breaches this Agreement, and such breach is incapable of cure, or with respect to a breach capable of cure, the other party does not cure such breach within 10 calendar days after receipt of written notice of such breach.

8.3 Upon expiration or termination of this Agreement for any reason, or at any other time upon the Company’s written request, you shall promptly after such expiration or termination:

(a) deliver to the Company all Deliverables (whether complete or incomplete) and all materials, equipment, and other property provided for your use by the Company;

(b) deliver to the Company all tangible documents and other media, including any copies, containing, reflecting, incorporating, or based on the Confidential Information;

(c) permanently erase all of the Confidential Information from your computer systems; and

(d) certify in writing to the Company that you have complied with the requirements of this clause.

8.4 The terms and conditions of this clause and Section 4, Section 5, Section 6, Section 7, Section 9, and Section 10 shall survive the expiration or termination of this Agreement.

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9. GOVERNING LAW, JURISDICTION, AND VENUE. This Agreement and all related documents including all schedules attached hereto and all matters arising out of or relating to this Agreement and the Services provided hereunder, whether sounding in contract, tort, or statute, for all purposes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of laws principles that would cause the laws of any other jurisdiction to apply. Any action or proceeding by either of the Parties to enforce this Agreement shall be brought in any state or federal court located in the State of New York, County of New York. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of these courts and waive the defense of inconvenient forum to the maintenance of any action or proceeding in such venue.

10. MISCELLANEOUS.

10.1 You shall not export, directly or indirectly, any technical data acquired from the Company, or any products utilizing any such data, to any country in violation of any applicable export laws or regulations.

10.2 All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this Section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees prepaid), email, or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only if: (a) the receiving party has received the Notice; and (b) the party giving the Notice has complied with the requirements of this Section.

10.3 This Agreement, together with any other documents incorporated herein by reference and related exhibits and schedules, constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

10.4 This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto, and any of the terms thereof may be waived, only by a written document signed by each party to this Agreement or, in the case of waiver, by the party or parties waiving compliance.

10.5 If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

10.6 This Agreement may be executed in multiple counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

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If this letter accurately sets forth our understanding, kindly execute the enclosed copy of this letter and return it to the undersigned.

Very truly yours,

ASP Isotopes Inc.

By:	/s/ Paul Mann
Name:	Paul Mann
Title:	Chief Executive Officer

ACCEPTED AND AGREED:

By:	/s/ Einar Ronander
(signature)

Name:	Einar Ronander
(printed name)

Title:

Date:	21-1-2022

Federal Tax Id. No./Social Security No.:

SCHEDULE 1

1. SERVICES:

1.	The Consultant will assist the Company and its present and future subsidiaries (collectively, the “Company Group”) in developing the ASP Technology for the enrichment of Uranium and forming a licensing transaction relating to the enrichment of Uranium.

2.	(a) The Consultant will assist the Company Group to obtain, or cause to be obtained, all regulatory approvals, permits, licenses, authorizations, registrations, certificates, consents, orders, variances and similar rights (collectively, “Permits”) that are required to be obtained, or reasonably requested by the Company, from any federal, state, local, foreign, national, supernational or supranational government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority, or any arbitrator, court or tribunal of competent jurisdiction, including without limitation, the International Atomic Energy Agency (IAEA), the Nuclear Suppliers Group (NSG), the South African Nuclear Energy Corporation (NECSA) and the Council for the Non-Proliferation of Weapons of Mass Destruction (NPC) (each, a “Governmental Authority”), that may be or become necessary for the Company Group to conduct its business and operations as currently conducted and as proposed to be conducted in the United States, South Africa and other jurisdictions worldwide.

(b) The Consultant will assist the Company Group to make, or cause or be made, all filings and submissions required under any law applicable to the Company Group to conduct its business and operations as currently conducted and as proposed to be conducted in the United States, South Africa and other jurisdictions worldwide.

(c) Without limiting the generality of the Consultant’s agreements and undertakings pursuant to subsections (a) and (b) above, Consultant will use all best efforts to:

(i)	respond to any inquiries by any Governmental Authority regarding Permits or regulatory matters with respect to the Company Group;

(ii)	avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the business or operations of the Company Group in South Africa and other jurisdictions worldwide; and

(iii)	in the event any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority (each, a “Governmental Order”) adversely affecting the ability of the Company Group to conduct its business and operations in South Africa and other jurisdictions worldwide has been issued, to have such Governmental Order vacated or lifted.

2. PAYMENT SCHEDULE:

The payment schedule below reflects the cash payments that will be made to the Consultant in the event that a Licensing Upfront Payment is paid to the Company (or one of its subsidiaries). “Licensing Upfront Payment” means an initial non-refundable, non-creditable, upfront cash payment related to the development and/or otherwise disposition of the ASP Technology. For the avoidance of doubt, the Upfront Payment shall not be refundable and is in addition to and not a prepayment of any royalties or any other sums payable to the Company.

The parties had previously agreed that upfront payments relating to the licensing of Uranium to a third party would be split in a ratio between the parties, 66%:34%, with 66% due to the consultants. This agreement re-defines the ratios more specifically to each individual consultant, depending on time passed, hence on magnitude of investments by ASP Isotopes into development of Uranium project.

ASP Isotopes Inc.

433 Plaza Real, Suite 275

Boca Raton, FL 33432

January 20, 2022

Dr. Hendrik Strydom

Building 46, CSIR Campus
Meiring Naude Road
Brummeria, Pretoria, 0184

Dear Dr. Strydom,

This letter agreement (this “Agreement”) sets forth the terms and conditions whereby you agree to provide certain services (as described in Schedule 1) to ASP Isotopes Inc., a Delaware corporation (the “Company”).

1. SERVICES.

1.1 The Company hereby engages you, and you hereby accept such engagement, as an independent contractor to provide certain services to the Company on the terms and conditions set forth in this Agreement.

1.2 You shall provide to the Company the services set forth in Schedule 1 (the “Services”).

1.3 The Company does not and shall not control or direct the manner or means by which you perform the Services.

1.4 As set forth in Schedule 1, the Company shall provide you with access to its premises, materials, information, and systems to the extent necessary for the performance of the Services. Unless otherwise specified in Schedule 1, you shall furnish, at your own expense, the materials, equipment, and other resources necessary to perform the Services.

1.5 You shall comply with all rules and procedures communicated to you in writing by the Company, including those related to safety, security, and confidentiality.

2. TERM. The term of this Agreement shall commence as of the date set forth above and shall continue until the Services are completed, unless earlier terminated in accordance with Section 10 (the “Term”). Any extension of the Term will be subject to mutual written agreement between you and the Company (referred to collectively as the “Parties”).

3. FEES AND EXPENSES.

3.1 As full compensation for the Services and the rights granted to the Company in this Agreement, the Company shall pay you a fee (the “Fees”) set forth in Schedule 1.

3.2 All travel should be approved by the Company prior to booking.

3.3 The Company shall pay all undisputed Fees within 30 calendar days after the Company’s receipt of an invoice submitted by you in accordance with the payment schedule set forth in Schedule 1.

4. RELATIONSHIP OF THE PARTIES.

4.1 You are an independent contractor of the Company, and this Agreement shall not be construed to create any association, partnership, joint venture, employment, or agency relationship between you and the Company for any purpose. You have no authority (and shall not hold yourself out as having authority) to bind the Company and you shall not make any agreements or representations on the Company’s behalf without the Company’s prior written consent.

4.2 Without limiting Section 4.1, you will not be eligible to participate in any vacation, group medical or life insurance, disability, profit sharing or retirement benefits, or any other fringe benefits or benefit plans offered by the Company to its employees, and the Company will not be responsible for withholding or paying any income, payroll, Social Security, or other federal, state, or local taxes, making any insurance contributions, including for unemployment or disability, or obtaining workers’ compensation insurance on your behalf. You shall be responsible for, and shall indemnify the Company against, all such taxes or contributions, including penalties and interest. Any persons employed or engaged by you in connection with the performance of the Services shall be your employees or contractors and you shall be fully responsible for them and indemnify the Company against any claims made by or on behalf of any such employee or contractor.

5. INTELLECTUAL PROPERTY RIGHTS.

5.1 You hereby irrevocably assign to the Company, for no additional consideration, your entire right, title, and interest throughout the world in and to all results and proceeds of the Services performed under this Agreement, including but not limited to the deliverables set out in Schedule 1 (collectively, the “Deliverables”) and all other writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the Services or other work performed in connection with the Services or this Agreement (collectively, and including the Deliverables, “Work Product”) including all patents, copyrights, trademarks (together with the goodwill symbolized thereby), trade secrets, know-how, and other confidential or proprietary information, and other intellectual property rights (collectively “Intellectual Property Rights”) therein, including the right to sue for past, present, and future infringement, misappropriation, or dilution thereof.

5.2 To the extent any copyrights are assigned under this Section 5, you hereby irrevocably waive in favor of the Company, to the extent permitted by applicable law, any and all claims you may now or hereafter have in any jurisdiction to all rights of paternity or attribution, integrity, disclosure, and withdrawal and any other rights that may be known as “moral rights” in relation to all Work Product to which the assigned copyrights apply.

5.3 You shall make full and prompt written disclosure to the Company of any inventions or processes, as such terms are defined in 35 U.S.C. § 100, that constitute Work Product, whether or not such inventions or processes are patentable or protected as trade secrets. You shall not disclose to any third party the nature or details of any such inventions or processes without the prior written consent of the Company. Any patent application for or application for registration of any Intellectual Property Rights in any Work Product that you may file during the Term or at any time thereafter will belong to the Company, and you hereby irrevocably assign to the Company, for no additional consideration, your entire right, title, and interest in and to such application, all Intellectual Property Rights disclosed or claimed therein, and any patent or registration issuing or resulting therefrom.

5.4 Upon the request of the Company, during and after the Term, you shall promptly take such further actions, including execution and delivery of all appropriate instruments of conveyance, and provide such further cooperation, as may be necessary to assist the Company to apply for, prosecute, register, maintain, perfect, record, or enforce its rights in any Work Product and all Intellectual Property Rights therein. In the event the Company is unable, after reasonable effort, to obtain your signature on any such documents, you hereby irrevocably designate and appoint the Company as your agent and attorney-in-fact, to act for and on your behalf solely to execute and file any such application or other document and do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, or other intellectual property protection related to the Work Product with the same legal force and effect as if you had executed them. You agree that this power of attorney is coupled with an interest.

5.5 Notwithstanding Section 5.1, to the extent that any of your pre-existing materials are incorporated in or combined with any Deliverable or otherwise necessary for the use or exploitation of any Work Product, you hereby grant to the Company an irrevocable, worldwide, perpetual, royalty-free, non-exclusive license to use, publish, reproduce, perform, display, distribute, modify, prepare derivative works based upon, make, have made, sell, offer to sell, import, and otherwise exploit such preexisting materials and derivative works thereof. The Company may assign, transfer, and sublicense (through multiple tiers) such rights to others without your approval.

5.6 As between you and the Company, the Company is, and will remain, the sole and exclusive owner of all right, title, and interest in and to any documents, specifications, data, know-how, methodologies, software, and other materials provided to you by the Company (“Company Materials”), and all Intellectual Property Rights therein. You have no right or license to reproduce or use any Company Materials except solely during the Term to the extent necessary to perform your obligations under this Agreement. All other rights in and to the Company Materials are expressly reserved by the Company. You have no right or license to use the Company’s trademarks, service marks, trade names, logos, symbols, or brand names.

5.7 You shall require each of your employees and contractors to execute written agreements containing obligations of confidentiality and non-use and assignment of inventions and other work product consistent with the provisions of this Section 5 prior to such employee or contractor providing any Services under this Agreement.

6. CONFIDENTIALITY.

6.1 You acknowledge that you will have access to information that is treated as confidential and proprietary by the Company including without limitation the existence and terms of this Agreement, trade secrets, technology, and information pertaining to business operations and strategies, customers or anticipated customers, pricing, marketing, finances, sourcing, personnel, or operations of the Company, its affiliates, or their suppliers or customers anticipated suppliers or anticipated customers, in each case whether spoken, written, printed, electronic, or in any other form or medium (collectively, the “Confidential Information”). Any Confidential Information that you access or develop in connection with the Services, including but not limited to any Work Product, shall be subject to the terms and conditions of this clause. You agree to treat all Confidential Information as strictly confidential, not to disclose Confidential Information or permit it to be disclosed, in whole or part, to any third party without the prior written consent of the Company in each instance, and not to use any Confidential Information for any purpose except as required in the performance of the Services. You shall notify the Company immediately in the event you become aware of any loss or disclosure of any Confidential Information.

6.2 Confidential Information shall not include information that:

(a) is or becomes generally available to the public other than through your breach of this Agreement; or

(b) is communicated to you by a third party that had no confidentiality obligations with respect to such information.

6.3 Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. You agree to provide written notice of any such order to an authorized officer of the Company within 24 hours of receiving such order, but in any event sufficiently in advance of making any disclosure to permit the Company to contest the order or seek confidentiality protections, as determined in the Company’s sole discretion.

6.4 Notice of Immunity Under the Defend Trade Secrets Act of 2016 (“DTSA”). Notwithstanding any other provision of this Agreement:

(a) You will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that:

(i) is made: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or

(ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(b) If you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the Company’s trade secrets to your attorney and use the trade secret information in the court proceeding if you:

(i) file any document containing the trade secret under seal; and

(ii) do not disclose the trade secret, except pursuant to court order.

7. REPRESENTATIONS AND WARRANTIES.

7.1 You represent and warrant to the Company that:

(a) you have the right to enter into this Agreement, to grant the rights granted herein, and to perform fully all of your obligations in this Agreement;

(b) your entering into this Agreement with the Company and your performance of the Services do not and will not conflict with or result in any breach or default under any other agreement to which you are subject;

(c) you have the required skill, experience, and qualifications to perform the Services, you shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services, and you shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner;

(d) you shall perform the Services in compliance with all applicable federal, state, and local laws and regulations, including by maintaining all licenses, permits, and registrations required to perform the Services;

(e) the Company will receive good and valid title to all Work Product, free and clear of all encumbrances and liens of any kind; and

(f) all Work Product is and shall be your original work (except for material in the public domain or provided by the Company) and does not and will not violate or infringe upon the intellectual property right or any other right whatsoever of any person, firm, corporation, or other entity.

7.2 The Company hereby represents and warrants to you that:

(a) it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder; and

(b) the execution of this Agreement by its representative whose signature is set forth at the end of this Agreement has been duly authorized by all necessary corporate action.

8. INDEMNIFICATION.

8.1 You shall defend, indemnify, and hold harmless the Company and its affiliates and their officers, directors, employees, agents, successors, and assigns from and against all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind (including reasonable attorneys’ fees) arising out of or resulting from:

(a) bodily injury, death of any person, or damage to real or tangible personal property resulting from your acts or omissions; or

(b) your breach of any representation, warranty, or obligation under this Agreement.

8.2 The Company may satisfy such indemnity (in whole or in part) by way of deduction from any payment due to you.

9. INSURANCE. During the Term, you shall maintain in force adequate workers’ compensation, commercial general liability, errors and omissions, and other forms of insurance, in each case with insurers reasonably acceptable to the Company, with policy limits sufficient to protect and indemnify the Company and its affiliates, and each of their officers, directors, agents, employees, subsidiaries, partners, members, controlling persons, and successors and assigns, from any losses resulting from your acts or omissions or the acts or omissions of your agents, contractors, servants, or employees. The Company shall be listed as additional insured under such policy, and you shall forward a certificate of insurance verifying such insurance upon the Company’s written request, which certificate will indicate that such insurance policies may not be canceled before the expiration of a 30-calendar day notification period and that the Company will be immediately notified in writing of any such notice of termination.

10. TERMINATION.

10.1 You or the Company may terminate this Agreement without cause upon 30 calendar days’ written notice to the other party to this Agreement. In the event of termination pursuant to this clause, the Company shall pay you on a pro-rata basis any Fees then due and payable for any Services completed up to and including the date of such termination.

10.2 You or the Company may terminate this Agreement, effective immediately upon written notice to the other party to this Agreement, if the other party breaches this Agreement, and such breach is incapable of cure, or with respect to a breach capable of cure, the other party does not cure such breach within 10 calendar days after receipt of written notice of such breach.

10.3 Upon expiration or termination of this Agreement for any reason, or at any other time upon the Company’s written request, you shall promptly after such expiration or termination:

(a) deliver to the Company all Deliverables (whether complete or incomplete) and all materials, equipment, and other property provided for your use by the Company;

(b) deliver to the Company all tangible documents and other media, including any copies, containing, reflecting, incorporating, or based on the Confidential Information;

(c) permanently erase all of the Confidential Information from your computer systems; and

(d) certify in writing to the Company that you have complied with the requirements of this clause.

10.4 The terms and conditions of this clause and Section 4, Section 5, Section 6, Section 7, Section 8, Section 11, Section 12, Section 13, and Section 14 shall survive the expiration or termination of this Agreement.

11. ASSIGNMENT. You shall not assign any rights or delegate or subcontract any obligations under this Agreement without the Company’s prior written consent. Any assignment in violation of the foregoing shall be deemed null and void. The Company may freely assign its rights and obligations under this Agreement at any time. Subject to the limits on assignment stated above, this Agreement will inure to the benefit of, be binding on, and be enforceable against each of the Parties hereto and their respective successors and assigns.

12. REMEDIES. In the event you breach or threaten to breach Section 6 of this Agreement, you hereby acknowledge and agree that money damages would not afford an adequate remedy and that the Company shall be entitled to seek a temporary or permanent injunction or other equitable relief restraining such breach or threatened breach from any court of competent jurisdiction without the necessity of showing any actual damages, and without the necessity of posting any bond or other security. Any equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief.

13. GOVERNING LAW, JURISDICTION, AND VENUE. This Agreement and all related documents including all schedules attached hereto and all matters arising out of or relating to this Agreement and the Services provided hereunder, whether sounding in contract, tort, or statute, for all purposes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of laws principles that would cause the laws of any other jurisdiction to apply. Any action or proceeding by either of the Parties to enforce this Agreement shall be brought in any state or federal court located in the State of New York, County of New York. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of these courts and waive the defense of inconvenient forum to the maintenance of any action or proceeding in such venue.

14. MISCELLANEOUS.

14.1 You shall not export, directly or indirectly, any technical data acquired from the Company, or any products utilizing any such data, to any country in violation of any applicable export laws or regulations.

14.2 All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this Section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees prepaid), email, or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only if: (a) the receiving party has received the Notice; and (b) the party giving the Notice has complied with the requirements of this Section.

14.3 This Agreement, together with any other documents incorporated herein by reference and related exhibits and schedules, constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

14.4 This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto, and any of the terms thereof may be waived, only by a written document signed by each party to this Agreement or, in the case of waiver, by the party or parties waiving compliance.

14.5 If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

14.6 This Agreement may be executed in multiple counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

If this letter accurately sets forth our understanding, kindly execute the enclosed copy of this letter and return it to the undersigned.

Very truly yours,

ASP Isotopes Inc.

By:	/s/ Paul Mann
Name:	Paul Mann
Title:	Chief Executive Officer

ACCEPTED AND AGREED:

By:	/s/ Hendrik Strydom
(signature)

Name:	Hendrik Strydom
(printed name)

Title:	Consultant

Date:	20 January 2022

Federal Tax Id. No./Social Security No.:

SCHEDULE 1

1. SERVICES:

The consultant will assist the Company or any one of its subsidiaries in developing the ASP Technology for the enrichment of Uranium and forming a licensing transaction relating to the enrichment of Uranium.

2. PAYMENT SCHEDULE:

The payment schedule below reflects the cash payments that will be made to the Consultant in the event that a Licensing Upfront Payment is paid to the Company (or one of its subsidiaries). “Licensing Upfront Payment” means an initial non-refundable, non-creditable, upfront cash payment related to the development and/or otherwise disposition of the ASP Technology. For the avoidance of doubt, the Upfront Payment shall not be refundable and is in addition to and not a prepayment of any royalties or any other sums payable to the Company.

The parties had previously agreed that upfront payments relating to the licensing of Uranium to a third party would be split in a ratio between the parties, 66%:34%, with 66% due to the consultants. This agreement re-defines the ratios more specifically to each individual consultant, depending on time passed, hence on magnitude of investments by ASP Isotopes into development of Uranium project.